UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 16, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At its meeting on December 16, 2022, the Board of Directors of NextEra Energy, Inc. (NextEra Energy) approved the 2023 Executive Annual Incentive Plan (2023 Annual Incentive Plan). The 2023 Annual Incentive Plan is intended to replace, on substantially similar terms, NextEra Energy's existing 2013 Executive Annual Incentive Plan, which expires on December 31, 2022.

Eligibility to participate in the 2023 Annual Incentive Plan is restricted to key employees of the NextEra Energy and its subsidiaries and affiliates who are designated under the 2023 Annual Incentive Plan as “executives.” The Compensation Committee has the authority to select the executives eligible to participate in the 2023 Annual Incentive Plan and may delegate to one or more of its members or to one or more executive officers, acting jointly or singly, its authority to select certain additional executives as participants.

Under the 2023 Annual Incentive Plan, NextEra Energy may pay annual incentive compensation to executives designated to participate. The maximum annual incentive NextEra Energy may pay under the 2023 Annual Incentive Plan to any participant for any year is $15,000,000. The amount of such annual incentive compensation will vary based on the level of attainment relative to one or more performance goals pre-established by the Compensation Committee. The Compensation Committee retains discretion to reduce, but not increase, the annual incentive compensation payable to any participant. In addition, the annual incentive compensation may be $0 if the performance goal is not achieved. Unless the Compensation Committee determines otherwise, awards under the 2023 Annual Incentive Plan will be payable in cash.

The 2023 Annual Incentive Plan authorizes the establishment of corporate performance goals based on any one or more performance measures, including those specified in the plan.

The corporate performance goals under the 2023 Annual Incentive Plan may be expressed on an absolute and/or relative basis, a before-tax or after-tax basis, or a consolidated or business-unit basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of NextEra Energy and/or the past or current performance of other companies, and may include or exclude any or all extraordinary, non-core, non-operating or non-recurring items, or such other items as the Compensation Committee may determine.

The 2023 Annual Incentive Plan expires December 31, 2032. The description of the terms and conditions of the 2023 Annual Incentive Plan are qualified by reference to the 2023 Annual Incentive Plan, a copy of which is filed as Exhibit 10(a) to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10(a)	NextEra Energy, Inc. 2023 Executive Annual Incentive Plan
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 21, 2022

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel